EXHIBIT 10.1

EXECUTION VERSION

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

WAIVER AND FIRST AMENDMENT, dated as of June 28, 2007 (this “Amendment”), to the Credit Agreement, dated as of April 30, 2007, by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Entertainment Resources L.L.C., a Michigan limited liability company (“Handleman Entertainment”), the other subsidiaries of Holdings identified on the signature page thereto as “Borrowers” (such Subsidiaries, together with Handleman Entertainment, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page thereto as “Credit Parties”, as Credit Parties (as defined therein), the Lenders (as defined therein) party thereto from time to time, and General Electric Capital Corporation (“GE Capital”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

Handleman Entertainment, in its capacity as Borrower Representative, has advised the Agent that (a) certain Events of Default have occurred under Section 8.1(c) of the Credit Agreement due to (i) the failure of the Credit Parties to deliver to the Agent by May 31, 2007, evidence satisfactory to the Agent that (A) the Liens reflected on the records of the Patent and Trademark Office against the Collateral in favor of Sanwa Business Credit Corporation have been removed of record, and (B) the UCC-1 financing statements filed in favor of the Secretary of State of California against one or more of the Credit Parties have been terminated of record, as required by Section 5.21 of the Credit Agreement, and (ii) the aggregate Cash and Cash Equivalents of Holdings and its Subsidiaries exceeding the amounts specified in Section 6.6(a)(iv) (such Events of Default, the “Specified Events of Default”), and (b) certain of the Credit Parties desire to amend their Organizational Documents.

At the request of the Credit Parties, the Agent and the Lenders have agreed to waive the Specified Events of Default, amend the corresponding covenants contained in the Credit Agreement and consent to certain amendments of the Organizational Documents of certain of the Credit Parties, subject to the terms and conditions set forth herein.

1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2. Amendments to Credit Agreement.

(a) Section 5.21 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“5.21 Post-Closing Matters. Provide evidence, satisfactory in form and substance to Agent, by not later than (a) May 31, 2007 that (i) the Liens reflected on the records of the Patent and Trademark Office against the Collateral in favor of Heller Financial, Inc. have been removed of record, and (ii) an estoppel letter has been issued by GE VFF Canada Limited Partnership confirming that the Lien reflected by the PPSA financing statement registered in favor of GE VFF Canada Limited Partnership, as secured party, against Canadian OpCo is secured only by certain specified equipment, and (b) August 31, 2007 that (i) the Liens reflected on the records of the Patent and Trademark Office against the Collateral in favor of Sanwa Business Credit Corporation have been removed of record, and (ii) the UCC-1 financing statements filed in favor of the Secretary of State of California against one or more of the Credit Parties have been terminated of record.”

(b) Clauses (iv) and (v) of Section 6.6(a) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“(iv) maintained in Canada, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until August 31, 2007, $2,500,000 plus an amount sufficient to fund any checks written on such Canadian Blocked Accounts that have not yet cleared, and (B) on and after August 31, 2007, $2,500,000, and (v) maintained in the United Kingdom, whether or not in Blocked Accounts, but excluding any Blocked Cash, will not exceed (A) from May 17, 2007 until August 31, 2007, $5,000,000 plus an amount sufficient to fund any checks written on such United Kingdom Blocked Accounts that have not yet cleared, and (B) on and after August 31, 2007, $5,000,000;”

3. Waivers and Consents.

(a) At the request of the Credit Parties, effective upon the Amendment Effective Date (as defined below), each of the Agent and the Lenders hereby (i) waives each Specified Event of Default that occurred prior to the date hereof, and (ii) consents to the amendment of the operating agreements of (A) Artist To Market Distribution LLC, (B) Handleman Entertainment, (C) Handleman Real Estate LLC and (D) REPS, L.L.C. (each Credit Party identified in clauses (A) through (D) above, a “Specified Credit Party”); provided that such amendments are adopted in the form attached hereto as Exhibit A.

(b) The waivers and consents set forth in Section 3(a) above shall (i) be effective only in this specific instance and for the specific purposes set forth herein, and (ii) do not allow for any other or further departure from the terms and conditions of the Credit Agreement (including, without limitation, any further violation of Sections 5.21 or Section 6.6(a) of the Credit Agreement (each as amended hereby), or any further amendment of the Organizational Documents of the Specified Credit Parties (or any other Credit Party)) or any other Loan Document, which terms and conditions shall continue in full force and effect.

4. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

(a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).

(b) The Agent shall have received counterparts of this Amendment that bear the signatures of each of the Credit Parties, the Agent and the Lenders.

(c) The Agent shall have received a certificate of an Authorized Officer of each Specified Credit Party, (i) certifying as to true and correct copies of (A) the amendment to its Organizational Documents contemplated by Section 3(a)(ii) above, and (B) the consent of such Specified Credit Party’s sole member authorizing such amendment, and (ii) confirming that all consents and other actions required to effect such amendments have been obtained or taken, as the case may be, and that such amendments are in full force and effect.

(d) The Agent shall have received a copy of an amendment and waiver (or similar agreement), in form and substance reasonably satisfactory to the Agent, duly executed by the Credit Parties, the Term Loan Agent and the Term Loan Lenders waiving and amending the corresponding provisions of the Term Loan Agreement waived and amended under the Credit Agreement hereby, and consenting to the amendment of the Organizational Documents of the Specified Credit Parties.

5. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Lenders as follows:

(a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b) The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

(e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

6. Continued Effectiveness of Credit Agreement. Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no waiver or amendment of any terms or provisions of the Credit Agreement, or the waivers and amendments granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

7. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agent and the Lenders.

(e) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

HANDLEMAN CATEGORY MANAGEMENT COMPANY

By:
Name: Title:

HANDLEMAN ENTERTAINMENT RESOURCES L.L.C.

By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC

By:
Name:
Title:

SVG DISTRIBUTION, INC.

By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.

By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC

By:
Name: Title:

REPS, L.L.C.

By:
Name: Title:

CREDIT PARTIES:

HANDLEMAN COMPANY

By:
Name: Title:

CRAVE ENTERTAINMENT GROUP, INC.

By:
Name: Title:

HANLEY ADVERTISING COMPANY

By:
Name: Title:

HANDLEMAN COMPANY OF CANADA LIMITED

By:
Name: Title:

HANDLEMAN UK LIMITED

By:
Name: Title:

ADMINISTRATIVE AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:
Name:
Title: